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                                                                    Exhibit 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Lowrance Electronics, Inc. (the "Company") certifies that the Annual Report on Form 10-K of the Company for the year ended July 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2003                  /s/ Darrell J. Lowrance
                                         -----------------------
                                         Darrell J. Lowrance
                                         President and Chief Executive Officer

Dated: October 22, 2003                  /s/ Douglas J. Townsdin
                                         -----------------------
                                         Douglas J. Townsdin
                                         Vice President of Finance
                                         and Chief Financial Officer

         This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.